UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2022

TRINET GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36373	95-3359658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Place, Suite 600
Dublin, CA		94568
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.000025 per share	TNET	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director’s Decision Not to Stand for Re-Election at the Annual Meeting

On March 23, 2022, Martin Babinec, the founder, former Chief Executive Officer, and long-serving member of the Board of Directors (the “Board”) of TriNet Group, Inc. (the “Company”), informed the Nominating and Corporate Governance Committee of the Board that he will not stand for re-election at the Company’s 2022 annual meeting of stockholders (the “Annual Meeting”), and therefore, will no longer serve as a director of the Company or on any committee of the Board, effective as of the Annual Meeting. Mr. Babinec’s decision to not stand for re-election at the Annual Meeting was for personal reasons and did not result from any disagreement with the Company on matters relating to the Company’s operations, policies or practices.

The Company extends its gratitude to Mr. Babinec for his decades of service to the Company and Board and wishes him the best in his future endeavors.

Appointment of EVP, Business Affairs and Chief Legal Officer

Effective as of April 1, 2022, Samantha Wellington will be promoted to the position of Executive Vice President, Business Affairs, Chief Legal Officer and Secretary of the Company. Ms. Wellington has served as the Company’s Senior Vice President, Chief Legal Officer and Secretary since November 2018 and previously served as the Company’s Vice President and Associate General Counsel from October 2016 to November 2018.

In connection with the foregoing, the Company and Ms. Wellington entered into an Amended and Restated Employment Agreement on March 28, 2022 (the “Amended and Restated Employment Agreement”). Under the agreement, Ms. Wellington’s (i) base salary was increased to $550,000, and (ii) target annual bonus for the Company’s fiscal year ending December 31, 2022 was increased to 100% of her base salary. In addition, the Equity Award Committee of the Board approved the grant to Ms. Wellington of (a) an award of restricted stock units covering shares of the Company’s common stock and (b) an award of performance-based restricted stock unit awards covering shares of the Company’s common stock, each with a target grant date value of $1,000,000, to be issued in accordance with the terms of the Company’s 2019 Equity Incentive Plan. Ms. Wellington will continue to be a participant in the Company’s Amended and Restated Executive Severance Benefit Plan (the “Executive Severance Plan”) for executive officers.

The foregoing description of the Amended and Restated Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Appointment of Principal Accounting Officer

Effective as of March 24, 2022, Jonathan Lee was designated as the principal accounting officer of the Company.

Mr. Lee, age 43, has served as the Company’s Chief Accounting Officer since April 2021, and as the Company’s Controller since April 2019. Prior to joining the Company, Mr. Lee served as Deputy Chief Financial Officer at Arch Capital Services, a subsidiary of global insurance provider Arch Capital Group, Ltd., from August 2017 to March 2019. Prior to this, Mr. Lee served as Senior Vice President and Chief Financial Officer of Allied World Assurance Company, Ltd., a subsidiary of Allied World Assurance Company Holdings, AG from 2013 to 2017 and Vice President, SEC and GAAP Reporting from 2012 to 2013. Mr. Lee previously was employed at Liberty International Underwriters and Deloitte & Touche. Mr. Lee is a Chartered Accountant from the South African Institute of Chartered Accountants and holds a BCom in Accounting from the University of KwaZulu-Natal in South Africa.

No new compensatory arrangements were entered into in connection with Mr. Lee’s designation as the Company’s principal accounting officer. Mr. Lee has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Lee is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Kelly Tuminelli, the Company’s Chief Financial Officer, who has held the role of the Company’s principal financial officer and principal accounting officer since immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, will continue to serve as the Company’s principal financial officer.

Separation of EVP, Chief Operating Officer

On March 28, 2022, the Company entered into a separation agreement with Olivier H. Kohler, the Company’s Executive Vice President and Chief Operating Officer (the “Separation Agreement”), pursuant to which he will step down from his employment with the Company on June 30, 2022 (the “Separation Date”). Subject to Mr. Kohler’s execution of a general release of claims against the Company following the Separation Date and his compliance with certain restrictive covenants, Mr. Kohler will be entitled to the separation payments and benefits described in the Executive Severance Benefit Plan which consist of (i) an amount equal to 12 months of his base salary, (ii) Company-paid or reimbursed premiums for continued healthcare coverage for up to 12 months; and (iii) accelerated vesting of the portion of Mr. Kohler’s unvested time-based equity awards as if Mr. Kohler’s employment had continued for 12 months following the Separation Date.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated March 28, 2022, between Samantha Wellington and TriNet USA, Inc.
10.2	Separation Agreement, dated March 28, 2022, between Olivier Kohler and TriNet USA, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, dated March 28, 2022, between Samantha Wellington and TriNet USA, Inc.
10.2	Separation Agreement, dated March 28, 2022, between Olivier Kohler and TriNet USA, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.

Date:	March 29, 2022	By:	/s/ Samantha Wellington
		Name:	Samantha Wellington
		Title:	Senior Vice President, Chief Legal Officer and Secretary